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                                                                 EXHIBIT 10.14.1

                                  MIETVERTRAG

                                KATTJAHREN 4 - 8

                                HAMBURG-VOLKSDORF

                       GBR PETERSEN / SCHROEDER / SCHMIEL

                                  - VERMIETER -

                               POET SOFTWARE GMBH

                                   - MIETER -



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                                   MIETVERTRAG

                 FUR KONTORE, GEWERBLICHE RAUME UND GRUNDSTUCKE

                GbR Petersen / Schroeder / Schmiel als Vermieter

vertreten durch ./.

wohnhaft Buchenring 53, 22359 Hamburg, Telefon: 040/603 25 19

und POET Software GmbH

FoBredder 12, 22359 Hamburg als Mieter

schlieBen, vermittelt durch ./.

folgenden Mietvertrag:

                            SECTION 1 MIETGEGENSTAND

1. Es wird auf dem Grundstuck Kattjahren 4-8, Hamburg-Volksdorf vermietet:
Buroflachen gemaB Anlage 1 Die Mietflache betragt 3.139, 18 m2.

2. Dem Mieter werden folgende Schlussel ausgehandigt: Siehe Ubergabeprotokoll.

3. Der Mieter ubernimmt die Raume im gegenwartigen Zustand. ( Neubau ) Der Vermieter/ fuhrt folgende Arbeiten in den Mietraumen aus: Siehe Anlage 3

4. Soweit vorhanden, ist dem Mieter die Benutzung des Fahrstuhis wahrend der ublichen Geschaftszeit gestattet. An Sonnabenden, Sonntagen und allgemeinen Feiertagen besteht kein Anspruch auf Betrieb des Fahrstuhls.

                               SECTION 2 MIETZWECK

1. Die Vermietung erfolgt zum Betrieb eines/einer Software-Hauses

2. Der Mieter verpflichtet sich, die Raume nur zu dem in Ziff. 1 genannten Zweck zu nutzen.

3. Jede Anderung der Art des Betriebes oder jede Ausweitung des Sortiments eines Verkaufsgeschaftes auf andere Hauptartikel bedarf der schriftlichen Genehmigung des Vermieters.

4. Der Vermieter gewahrt dem Mieter keinen Konkurrenz- oder Sortimentsschutz.



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                            SECTION 3 BETRIEBSPFLICHT

1. Bel Laden, Gastwirtschaften and ahnlichen Betrieben, die auf den standigen Publikumsverkehr angewiesen sind, 1st der Mieter ohne schriftliche Eriaubnis des Vermieters nicht berechtigt, das Geschaftslokal zu schlieBen oder den Geschaftsbetrieb einzustellen.

2. Der Vermieter ubernimmt keine Haftung dafur, daB die etwa notwendigen behordlichen Genehmigungen fur den vorgesehenen Betrieb erteilt werden bzw.erteilte Genehmigungen fortbestehen, sofern die Genehmigungen nicht aus Grunden versagt oder aufgehoben werden, die ausschlieBlich auf der Beschaffenhelt oder Lage des Mietobjekts beruhen. Schadensersatzanspruche des Mieters nach 538 BGB sind in jedem Fall ausgeschlossen. Die Haftung des Vermieters fur Vorsatz und grobe Fahrlassigkeit bleibt unberuhrt. Der Mieter hat im ubrigen auf seine Kosten die gesetzlichen Voraussetzungen fur den Betrieb seines Gewerbes zu beschaffen.

                      SECTION 4 MIETZEIT, KUNDIGUNG, OPTION

1. Das Mietverhaltnis beginnt am 01.03.1998 (siehe Anlage 4)

2. Das Mietverhaltnis endet mit dem Ablauf des Kalendervierteljahres, zu dem der Vermieter oder der Mieter das Mietverhaltnis unter Einhaltung einer Frist von 6 Monaten schriftlich kundigt. Die Kundlgung ist jedoch fruhestens zum 30.03.2003 zulassig. Fur die Rechtzeitigkeit der Kundigung kommt es nicht auf den Tag der Absendung, sondern auf den Tag der Ankunft des Kundigungsschreibens an.

3. (Optionsrecht) Der Mieter kann das Mietverhaltnis bis zum 30.03.2008 verlangern, wenn er dem Vermieter diese Abslcht spatestens einen Monat vor Beginn der in Ziffer 2 Satz 1 vereinbarten Kundigungsfrist schriftlich mittelit. Die Ausubung des Optionsrechts kann nur zum fruhest moglichen Kundigungstermin erfolgen.

4. Setzt der Mieter den Gebrauch der Mietsache nach Ablauf der Mietzeit fort, so gilt das Mietverhaltnis nicht als verlangert. section 568 BGB findet keine Anwendung. Fortsetzung oder Erneuerung des Mietverhaltnisses nach seinem Ablauf mussen schriftlich vereinbart werden.

5. Sowelt in diesem Vertrag nichts anderes vereinbart lst, gelten die gesetzlichen Vorschriften uber ordentliche und auBerordentliche Kundigung.

                               SECTION 5 MIETPREIS

1. Der Mieter zahit dem Vermieter monatlich: siehe Anlage 4
als Nettokaltmiete                                         DM_____________
als angemessene Vorauszahlung fur:

Betriebskosten gem. Anlage 3 zu section 27 II. BV          DM_____________

Heizkosten gem. Anlage 3 zu section 27 II. BV              DM_____________

sonstige Kosten                                            DM_____________

zuzuglich Umsatzsteuer in gesetzlicher Hohe, soweit der Vermieter
umsatzsteuerpflichtig ist                             z.Z. DM ____________

                                               Gesamtmiete DM ____________

Die Betriebskosten gemaB Anlage 3 zu section 27 II. BV sind im AnschluB nach section 21 dieses Mietvertrages wiedergegeben.

2. Der Vermieter rechnet uber die Betriebskosten I.S. section 27 II. BV unter Berucksichtigung der geleisteten Vorauszahlungen jahrlich ab, auch wenn zwischenzeitlich ein Mieterwechsel erfolgt. Soweit sich Betriebskosten im Rahmen ordnungsmaBiger Bewirtschaftung erhohen oder neu entstehen, rechnet der Vermieter hieruber gleichfalls jahrlich ab. Er ist berechtigt, aus diesem AnlaB die Vorauszahlungen zu erhohen. Sach- und Arbeltsleistungen des Vermieters, durch die Betriebskosten erspart werden, durfen mit dem Betrag angesetzt werden, der fur eine gleichwertige Leistung eines Dritten, insbesondere eines Unternehmers, angesetzt werden konnte.

3. Der Mieter tragt von den Betriebskosten einen Anteil von 100 % oder - sofern der Antell nicht festgelegt ist - einen Antell nach dem Verhaltnis der Nutzflache seiner Gewerberaume zur Summe der Wohn - und Nutzflachen aller Wohn - und Gewerberaume der Wirtschaftseinheit. Zubehorraume wie Keller, Abstellraume auBerhat der Wohnung, Dachboden,



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Trockenraume bleiben dabel underucksichtigt. Fuhrt dieser VerteilungsmaBstab zu
[illegible]



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Bei vermietetem Telleigentum tragt der Mieter den Betriebskostenanteil, den die
Verwalterabrechnung vorgibt: Die Verteilung der Heiz- und Warmwasserkosten erfolgt

a)   nach dem Verhaltnis der Wohn-/Nutzflachen,

b) bei Verwendung meBtechnischer Ausstattungen zur Verbrauchserfassung nach dem vom Vermieter gemaB sections 7 bis 10 HeizkostenV bestimmten AbrechnungsmaBstab.

     Wird bei Mieterwechsel eine Zwischenablesung vorgenommen, sind die Kosten entsprechend zu verteilen. Die Kosten der Zwischenablesung tragt der ausziehende Mieter. Findet keine Zwischenablesung statt, sind die gesamten Kosten zeitantellig aufzuteilen. Die Warmeverbrauchskosten konnen auch nach der Gradtagstabelle aufgeteilt werden.

Der Vermieter ist berechtigt, auch fur einzelne Betriebskosten, den Abrechnungszeitraum umzustellen und den VerteilungsmaBstab unter Wahrung des Grundsatzes der Gleichbehandlung aller Mieter zu andern, hinsichtlich der Heizkosten nur entsprechend den Bestimmungen der HeizkostenV. Er ist ferner berechtigt, Wasserzahler fur den Gewerbebetrieb des Mieters auf dessen Kosten einzubauen. In diesem Fall werden die Kosten des Wasserverbrauchs und der Sielbenutzung nach dem gemessenen Wasserverbrauch aufgeteilt. Auf Verlangen des Vermieters hat der Mieter selbst einen Versorgungsvertrag mit dem Wasserlieferanten abzuschlieBen.

4. Bringt der Gewerbebetrieb des Mieters es mit sich, daB Verpackungsmaterial oder anderes die MullgefaBe besonders anfuliendes Material in groBerem Umfang anfallt, so verpflichtet der Mieter sich, die Kosten fur zusatzliche MuligefaBe zu tragen, die der Vermieter anfordern wird.

5. Soweit die Feuerkasse infolge der Benutzungsart der Raume durch den Mieter Zuschlage zum Feuerkassenbeltrag erhebt, sind diese Zuschiage dem Vermieter zu verguten. Der Mieter hatjede veranderte Einrichtung oder Benutzung der Raume, durch die eine Anderung der Gefahreneinschatzung begrundet wird, unverzuglich dem Vermieter schriftlich anzuzeigen.

6. Der Vermieter behalt sich vor, die vom Mieter zu leistenden Zahlungen fur Mietzins, Heizungs- und Betriebskosten durch Verzicht auf die Steuerbefreiung gemaB 9 Umsatzsteuergesetz der Umsatzversteuerung zu unterwerfen. Der Mieter ist verpflichtet, dann neben der Miete und den sonstigen nach 5 Ziffer 1 des Mietvertrages zu leistenden Zahlungen zusatzlich die Mehrwertsteuer zu entrichten.

Bei einem nicht zum Vorsteuerabzug berechtigten Mieter setzt der Vermieter die Miete so weit herab, daB die Gesamtmiete des Mieters sich nicht erhoht.

                        SECTION 6 ZAHLUNG DES MIETZINSES

1. Die Miete ist monatlich im voraus, spatestens am 3. Werktag eines Monats fallig; Nachzahlungen aus Betriebsund Heizkostenabrechnungen jedoch erst 14 Tage nach Vorlage der Abrechnung.

2. Der Mieter ermachtigt den Vermieter, die Miete sowie die Nachzahlungen aus Betriebs- und Heizkostenabrechnungen durch Abbuchungen von dem vom Mieter angegebenen Konto einzuziehen.

3. Wenn der Vermieter dem Mieter mitteilt, daB er die Miete und/oder die Nachzahlungen aus Betriebs- und Heizkostenabrechnungen trotz der
Abbuchungsermachtigung nicht einzieht, zahlt der Mieter sie auf das vom Vermieter anzugebende Konto, und zwar so rechtzeitig, daB sie dem Konto bis zur Falligkeit gutgeschrieben werden.

4. Bei Zahlungsverzug ist der Vermieter berechtigt, die gesetzlichen Verzugszinsen und fur jede schriftliche Mahnung eine Gebuhr von 3,- DM zu erheben.

5. Befindet sich der Mieter mit der Zahlung der Miete in Verzug, so sind Zahlungen, sofern der Mieter sie nicht anders bestimmt, zunachst auf etwaige Kosten, dann auf die Zinsen, sodann auf die Mietsicherheit und zuletzt auf die Hauptschuld, und zwar zunachst auf die altere Schuld, anzurechnen.

6. Konto des Vermieters:

Konto-Bezeichnung:_________________________     Kto.:_____________________

Bank/Sparkasse:____________________________     BLZ:______________________

Konto des Mieters:



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Konto-Bezeichnung: Poet Software GmbH                       Kto.: 62 46 400 00

Bank/Sparkasse: Dresdner Bank Berlin               BLZ: 100 800 00



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                        SECTION 7 ANDERUNG DES MIETZINSES

                                   Siehe section 22 - Sonstige Vereinbarungen D)

1. Ist seit der letzten Vereinbarung der Miete

a) entweder ein Zeitraum von mehr als einem Jahr verstrichen oder

b) der vom Statistischen Bundesamt festgestellte Lebenshaltungskostenindex aller privaten Haushalte (Basis 1991 = 100) um mehr als 5% gestiengen oder gesunken,

soll die Angemessenheit der Miete uberpruft und die Miethohe neu vereinbart werden. Die bei VertragsabschluB vereinbarte Miete ist in jedem Fall die Mindestmiete.

Kommt es zu keiner Einigung uber die kunftige Miethohe oder sind seit dem schriftichen Verlangen einer der Parteien zwei Monate verstrichen, ohne daB es zu einer Elnigung gekommen ist, soll ein von der Handelskammer Hamburg zu ernennender Sachverstandiger als Schiedsgutachter die ortsubliche Miete nach billigem Ermessen feststellen. Die festgestellite Miete gilt ab Beginn des Monats, der auf den Zeltpunkt folgt, zu dem eine der Parteien das Veriangen auf Anderung der bisherigen Miete gestellt hat. Die Kosten des Gutachtens tragen die Parteien je zur Halfte.

2. DIE NACHSTEHENDE KLAUSEL GILT NUR, SOFERN SIE AUSGEFULLT, DER MIETVERTRAG FUR DEN VERMIETER MINDESTENS 10 JAHRE UNKUNDBAR IST UND DIE LANDESZENTRALBANK IN DER FREIEN UND HANSESTADT HAMBURG DIE KLAUSEL GENEHMIGT. IN DIESEM FALL GILT ZIFFER 1 NICHT.

Steigt oder fallt der vom Statistischen Bundesamt festgestellte Preisindex fur die Lebenshaltung aller privaten Haushalte (Basis 1991 = 100) gegenuber der jewells letzten Mietvereinbarung um mehr als _________%, andert sich die Miete jewells in dem gleichen prozentualen Verhaltnis, und zwar vom Beginn des nachsten auf die Uberschreitung des vereinbarten Prozentsatzes folgenden Kalendermonats an.

                            SECTION 8 MIETSICHERHEIT

1. Der Mieter leistet bei AbschluB des Mietvertrages 350.000,00DM als Mietsicherheit.

3. Die Mietsicherheit wird durch den Mieter in Form einer unbefristeten, unwiderruflichen selbstschuldnerischen Burgschaft eines deutschen
Kreditinstituts erbracht unter Verzicht auf die Einreden der Anfechtbarkeit, der Aufrechenbarkeit und der Vorausklage (sections 768, 770, 771 BGB). Die Burgschaft muB unter Verzicht auf die Befreiung durch Hinterlegung auf erstes Anfordern in Anspruch genommen werden konnen.

4. Der Vermieter zahlt dem Mieter bei Beendigung des Mietverhaltnisses nach Raumung des Mietobjekts die Mietsicherheit zuruck bzw.handigt dem Burgen die Burgschaftsurkunde aus, soweit gegen den Mieter keinerlei Anspruche aus dem Mietverhaltnis bestehen oder zu erwarten sind.

                            SECTION 9 ZENTRALHEIZUNG

1. Der Vermieter ist verpflichtet, die Sammelheizungsanlage in der Zeit vom 1. Oktober bis 30. April in Betrieb zu halten. Uber diesen Zeitpunkt hinaus 1st die Heizung in Betrieb zu setzen, wenn an drei aufeinanderfolgenden Abenden um 21 Uhr die AuBentemperatur unter 12 Grad Celsius sinkt.

2. Nimmt der Mieter keine Warme ab, so befreit inn dies nicht von der Zahlung der anteiligen Heizungskosten.

                          SECTION 10 HAFTUNGSAUSSCHLUB

1. Der Vermieter haftet nicht fur Schaden, die ein Mangel des Mietobjektes an Sachen des Mieters verursacht. Er haftet auch nicht, wenn der Mangel oder sein Ursprung bereits bei AbschluB des Mietvertrages vorhanden war. Soweit eine Haftung des Vermieters Verschulden voraussetzt, bleibt seine Haftung fur grobe Fahrlassigkeit sowie fur Vorsatz von diesem HaftungsausschluB unberuhrt.

2. Der Vermieter haftet nicht fur Kosten, die dem Mieter durch Umstellung von Stadt- auf Erdgas, Stromart und -spannung oder Veranderungen des Wasserdruckes entstehen.

          SECTION 11 AUSBAU, INSTANDHALTUNG UND NUTZUNG DER MIETFLACHE

1. Will der Mieter Um- oder Einbauten fur seine Zwecke vornehmen, so bedarf er hierzu



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der schriftlichen Zustimmung des Vermieters. Dasselbe gilt fur eine Umstellung der Beheizungsart. Fur etwa bei Umbauarbeiten eintretende Schaden sowie fur die Einhaltung baupolizeilicher Vorschriften haftet der Mieter. Etwa notwendige Genehmigungen hat der Mieter auf seine Kosten einzuholen.



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2. Der Vermieter verpflichtet sich wahrend der Mietzeit zur konstruktiven instandhaltung und Instandseizung der Mietraume sowle zur Instandhaltung der Sammelheizung, der Fahrstuhle and Versorgungsleitungen (Elektrizitat, Gas, Wasser), soweit ietztere mitvermietet sind. Fur den Geschaftsbetrieb des Mieters erforderliche Erweiterungen und Verstarkungen der Versorgungsleitungen durfen nur nach vorheriger schriftlicher Zustimmung des Vermieters vorgenommen werden.

3. Die laufende instandhaltung und instandseizung im innern der Raume sowle die Vornahme der Schonheitsreparaturen ist Verpflichtung des Mieters.

4. Der Mieter haftet fur jede schuldhafte Beschadigung der Mietsache und des Hauses sowie samtlicher zum Hause oder den Raumen gehorenden Aniagen und Einrichtungen, die er, seine Angehorigen, seine Mitarbeiter, seine Untermieter oder die Personen verursachen, die auf seine Veranlassung mit der Mietsache in Beruhrung kommen.

5. Entsteht durch Verstopfung, Offenlassen von Wasserhahnen oder ahnliches eine Uberschwemmung, so hat der Mieter, in dessen Raumen die Uberschwemmung verursacht worden ist, fur die Wiederherstellung sowie fur alle Schaden aufzukommen, welche am Hause oder den Mitbewohnern durch die Uberschwemmung entstehen.

6. Wenn der Mieter einen Schaden feststellt, ist er verpflichtet, diesen Schaden unverzuglich dem Vermieter anzuzeigen. Fur einen durch nicht rechtzeitige Anzeige verursachten weiteren Schaden ist der Mieter ersatzpflichtig.

7. Eine Belastigung der Mitbewohner des Hauses durch Gerausche, Erschutterungen, Geruch und dgl. darf durch die Benutzungsart der Raume nicht eintreten. Der Mieter ist dem Vermieter bei VerstoB gegen diese Vorschrift ersatzpflichtig und hat bei Beanstandungen fur sofortige Abstellung der Belastigung zu sorgen.

    SECTION 12 AUSBESSERUNGEN UND BAULICHE VERANDERUNGEN DURCH DEN VERMIETER

1. Der Vermieter darf Ausbesserungen und bauliche Veranderungen, die zur Erhaltung des Hauses oder der Mietraume, zur Abwendung drohender Gefahren oder zur Beseitigung von Schaden notwendig werden, auch ohne Zustimmung des Mieters vornehmen. Das gilt auch fur Arbeiten und bauiiche MaBnahmen, die zwar nicht notwendig, aber doch zweckmaBig sind, insbesondere der Modernisierung des Gebaudes oder der Einsparung von Heizenergie dienen, wann sie den Mieter nur unwesentlich beeintrachtigen. Bei Wertverbesserungs- oder EnergiesparmaBnahmen benachrichtigt der Vermieter den Mieter einen Monat vor Beginn der MaBnahme uber deren Beginn und voraussichtliche Dauer. Soweit erforderlich, muB der Mieter bei Durchfuhrung dieser Arbeiten mitwirken, z. B. durch vorubergehende Umraumung der Mobel, Entfernung von Einbauten usw. Verletzt der Mieter diese Pflichten, so haftet er dem Vermieter fur etwa entstehende Mehrkosten. Der Vermieter ist verpflichtet, die Arbeiten zugig durchfuhren zu lassen. Das Kundigungsrecht nach section 541 b Abs. 2 Satz 2 BGB ist ausgeschlossen.

2. Soweit der Mieter die Arbeiten duiden muB, kann er nur dann die Miete mindern, ein Zuruckhaltungsrecht ausuben oder Schadenersatz verlangen, wenn es sich um Arbeiten handelt, die den Gebrauch der Raume zu dem vereinbarten Zweck ganz oder teilweise ausschiieBen oder erheblich beenintrachtigert. 541 b Abs. 3 BGB findet keine Anwendung.

              SECTION 13 BETRETEN DER MIETRAUME DURCH DEN VERMIETER

Dem Vermieter oder von ihm Beauftragten ist das Betreten der Mietraume wahrend der ublichen Geschaftszeiten gestattet.

         SECTION 14 AUFSTELLEN VON MASCHINEN, LAGERUNG VON GEGENSTANDEN,
                            ABSTELLEN VON FAHRZEUGEN

1. Vor dem Aufstellen von Maschinen, schweren Apparaten und Geldschranken in den Mietraumen hat sich der Mieter uber zulassige Belastungsgrenzen der Stockwerksdecken beim Vermieter zu erkundigen und dessen schriftliche Zustimmung einzuholen. Fur Schaden, die durch Nichtbeachtung dieser Bestimmungen eintreten, haftet der Mieter. Ergeben sich durch die Maschinen nachteillge Auswirkungen fur das Gebaude, Erschutterungen, Risse usw., so kann der Vermieter die erteilte Erlaubnis widerrufen.

2. AuBerhalb der Mietraume durfen keinerlei Gegenstande (Kisten, Waren und dergleichen) abgestellt oder gelagert werden. Erteilt der Vermieter in Ausnahmefallen seine Zustimmung zu einer solchen Lagerung, so haftet der Mieter fur alle hierdurch entstehenden Schaden.

3. Fahrzeuge des Mieters durfen nur mit Genehmigung des Vermieters und nur auf den angewiesenen Platzen abgestellt werden. Fremde Fahrzeuge durfen nur wahrend der zum Ent- und Beladen erforderlichen Zeit auf dem Grundstuck abgestellt werden. Der Mieter haftet dem



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Vermieter fur jeglichen Schaden am Gebaude und sonstigen Grundstuck, der durch seine Fahrzeuge oder durch die bei ihm verkehrenden Fahrzeuge verursacht wird. Dem Mieter obllegt der Beweis dafur, daB ein schuldhaftes Verhalten nicht vorgelegen hat.

4. Werden durch Transporte des Mieters Hof, Durchfahrt, Flur oder Treppen verunreinigt, so ist der Mieter vernflicht [illegible]

                  SECTION 15 AUBERORDENTLICHES KUNDIGUNGSRECHT.

Hinsichtlich des auBerordentlichen Kundigungsrechts des Vermieters und des Mieters gelten die gesetzlichen Bestimmungen.

                              SECTION 16 MINDERUNG

Eine Minderung der Miete ist ausgeschlossen, wenn durch Umstande, die der Vermieter nicht zu vertreten hat (z. B. Verkehrsumleitung, StraBensperrungen, Bauarbeiten in der Nachbarschaft usw.), die gewerbliche Nutzung der Raume beeintrachtigt wird (z. B. Umsatz- und Geschaftsruckgang).

                   SECTION 17 UNTERVERMIETUNG Siehe Section 22

                    SECTION 18 SCHILDER, AUTOMATEN, MARKISEN

1. Der Mieter hat Anspruch auf das Anbringen eines Firmenschildes. Fur dieses Schild wird dem Mieter im Hauseingang sowie in seinem Stockwerk ein Platz angewiesen. Die Ausfuhrung und die Art der Beschriftung wird vom Vermieter festgelegt.

2. Im ubrigen ist der Mieter nicht berechtigt, ohne schriftliche Erlaubnis des Vermieters an der AuBenfront des Hauses oder auf dessen Dach Einrichtungen irgendweicher Art anzubringen (Schaukasten, Warenautomaten, Reklameschilder). Etwaige behordliche Genehmigungen sind vom Mieter einzuholen. Er tragt alie mit der Anbringung oder Aufstellung verbundenen Kosten, Gebuhren und Abgaben.

3. Der Mieter hat dafur einzustehen, daB Firmenschilder, Markisen und sonstige an den AuBenwanden anzubringende Gegenstande sicher und in entsprechender Hohe angebracht werden, so daB jeder Sach- und Personenschaden vermieden wird. Fur eintretende Schaden haftet der Mieter. Bei Beendigung des Mietverhaltnisses oder bei Widerruf der Erlaubnis hat der Mieter den fruheren Zustand auf seine Kosten wiederherzustellen.

4. Das Schaufenster ist stets sauber und in einer der Mietgegend entsprechenden Weise sorgfaltig dekoriert zu halten.

                    SECTION 19 WEGEREINIGUNG UND STREUPFLICHT

1. Der Laden- bzw. ErdgeschoBmieter ubernimmt die Wegereinigung des offentlichen Gehwegs, der Zuwegung zum Haus und zu den Abfalibehaltern, soweit der Vermieter die Reinigungspflicht nicht ausdrucklich ubernimmt. Die Relnigungspflicht erstreckt sich auf die Beseitigung von Laub, Unrat und sonstigen Verschmutzungen. Der Kehrricht ist wegzuschaffen. Wahrend der Wintermonate sind Schnee und Eis zu den ublichen Verkehrszeiten zu beseitigen. Tausalz und tausalzhaltige Mittel durfen nicht verwendet werden. Eisbildungen, denen nicht ausreichend durch Streuen entgegengewirkt werden kann, sind zu beseitigen. StraBenrinnen sind spatestens bei Eintritt von Tauwetter von Schnee und Eis so freizumachen, daB Schmeizwasser ablaufen kann. Der Mieter besorgt sich das Streumaterial auf eigene Kosten.

2. Bei vorubergehender Verhinderung (z. B. Krankheit, Ortsabwesenheit) hat der Mieter auf seine Kosten fur Vertretung zu sorgen.

3. Der Vermieter ist berechtigt, wenn dies zur ordnungsmaBigen Bewirtschaftung erforderlich ist, nach vorheriger Ankundigung die Reinigungspflichten selbst zu ubernehmen oder sie einem Dritten zur Ausfuhrung zu ubertragen und die entstehenden Kosten als Betriebskosten zu erheben. Unter denselben Voraussetzungen ist er berechtigt die Reinigungspflichten wieder auf den Mieter zu ubertragen.



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            SECTION 20 ANSPRUCHE BEL BEENDIGUNG DES MLETVERHALTNISSES

1. Bei Beendigung des Mietverhaltnisses steht dem Vermieter das Recht zu, die Wiederherstellung des fruheren Zustandes zu verlangen oder die vom Mieter geschaffenen Einrichtungen zu Ubernehmen. Entscheidet der Vermieter sich fur die Ubernahme, so ist das Wegnahmerecht des Mieters ausgeschlossen. Einen Anspruch auf Entschadigung fur verbleibende, vom Mieter geschaffene Einrichtungen kann der Mieter nur geltend machen, wenn und soweit er schrifflich festgelegt ist. Macht der Vermieter von seinem Ubernahmerecht keinen Gebrauch und nimmt der Mieter die von ihm geschaffenen Einrichtungen weg, so hat er den ursprunglichen Zustand auf seine Kosten handwerksgerecht wiederherzustellen.

2. Zieht der Mieter vor Ablauf des Vertrages aus, so hat er die Schlussel dem Vermieter sofort auszuhandigen.

Der Vermieter ist berechtigt, sogleich Instandsetzungsarbeiten und Veranderungen in den Mietraumen vornehmen zu lassen. Ein Minderungsrecht aus diesem Grunde steht dem Mieter nicht zu.

                           SECTION 21 PERSONENMEHRHEIT

1. Mehrere Personen als. Vermieter/Mieter haften fur die Verpflichtungen aus dem Mietvertrag als Gesamtschuldner.

2. Erklarungen konnen grundsatzlich von oder gegenuber nur einem
Vermieter/Mieter abgegeben werden, wenn [illegible] das Mietverhaltnis beruhren, jedoch dann nicht, wenn sie zu einer Auflosung des Mietverhaltnisses fuhren sollen.

                       SECTION 22 SONSTIGE VEREINBARUNGEN

A) Die Bauzeit betragt acht Monate nach rechtsgultigem
   Baugenehmigungsbescheid. Bei einer Uberschreitung der Bauzeit (ausgenommen Verzogerungen durch hohere Gewalt ) vergutet der Vermieter dem Mieter:

   DM   100.000,00 brutto fur jeden abgelaufenen Monat,

   jedoch maximal

   DM   400.000,00 brutto.

B) ANLAGEN:

   Anlage 1: GrundriBzeichnungen mit Raumaufteilung
   Anlage 2: GrundriBzeichnungen mit Flachenberechnung
   Anlage 3: Baubeschreibung und Raumbuch
   Anlage 4: Mietzeit und Mietberechnung nach section 4 und section 5

C) Eine Untervermietung wird erlaubt.

D) Der Mietpreis wird fur 5 Jahre ab Mietbeginn fest vereinbart.

AUFSTELLUNG DER BETRIEBSKOSTEN GEMAB ANLAGE 3 ZU SECTION 27 II. BV:

Betriebskosten sind nachstehende Kosten, die dem Eigentumer (Erbbauberechtigten) durch das Eigentum (Erbbaurecht) am Grundstuck oder durch den bestimmungsmaBigen Gebrauch des Gebaudes oder der Wirtschaftseinhalt, der Nebengebaude, Anlagen, Einrichtungen und des Grundstucks laufend entstehen, es sei denn, daB sie ublicherweise vom Mieter auBerhalb der Miete unmittelbar getragen werden:

1.   DIE LAUFENDEN OFFENTLICHEN LASTEN DES GRUNDSTUCKS
     Hierzu gehort namentlich die Grundsteuer, jedoch nicht die
     Hypothekengewinnabgabe.

2.   DIE KOSTEN DER WASSERVERSORGUNG
     Hierzu gehoren die Kosten des Wasserverbrauchs, die Grundgebuhren, die Kosten der Anmietung oder anderer Arten der Gebrauchsuberlassung von Wasserzahiern sowie die Kosten ihrer Verwendung einschlieBlich der Kosten der Berechnung und Auftellung, die Kosten des Betriebs einer hauseigenen Wasserversorgungsanlage und einer Wasseraufbereitungsanlage einschlieBlich der Aufbereitungsstoffe.

3.   DIE KOSTEN DER ENTWASSERUNG
     Hierzu gehoren die Gebuhren fur die Haus- und Grundstucksentwasserung, die Kosten des Betriebs einer entsprechenden nicht offentlichen Anlage und die Kosten des Betriebs einer Entwasserungspumpe.

4.   DIE KOSTEN
     A)   DES BETRIEBS DER ZENTRALEN HEIZUNGSANLAGE EINSCHLIEBLICH DER
     ABGASANLAGE;
     hierzu gehoren die Kosten der verbrauchten Brennstoffe und ihrer Lieferung, die Kosten des Betriebsstroms, dle Kosten der Bedienung, Uberwachung und Pflege der Anlage, der regelmaBigen Prufung ihrer Betriebsbereitschaft und Betriebssicherheit einschlieBlich der Einstellung durch einen Fachmann, der Reinigung der Anlage und des Betriebsraums, die Kosten der Messungen nach dem Bundes-Immissionsschutzgesetz, die Kosten der Anmietung oder anderer Arten der Gebrauchauberlassung einer Ausstattung zur Verbrauchserfassung sowie die Kosten der Verwendung einer Ausstattung zur Verbrauchserfassung einschlieBlich der Kosten der Berechnung und Auftellung; oder

     B) DES BETRIEBS DER ZENTRALEN BRENNSTOFFVERSORGUNGSANLAGE;
     hierzu gehoren die Kosten der verbrauchten Brennstoffe und ihrer Lieferung, die Kosten des Betriebsstroms und die Kosten der Uberwachung sowie die Kosten der Reinigung der Anlage und des Betriebsraums; oder

     C) DER EIGENSTANDIG GEWERBLICHEN LIEFERUNG VON WARME, AUCH AUS ANLAGEN IM SINNE DES BUCHSTABEN A;
     hierzu gehoren das Entgeit fur die Warmelieferung und die Kosten des Betriebs der zugehorigen Hausanlagen entsprechend Buchstabe a; oder

     D) DER REINIGUNG UND WARTUNG VON ETAGENHEIZUNGEN;
     hierzu gehoren die Kosten der Beseitigung von Wasserabiagerungen und Verbrennungsruckstanden in der Anlage, die Kosten der regelmaBigen Prufung der Betriebsbereitschaft und Betriebssicherheit und der damit zusammenhangenden Einstellung durch einen Fachmann sowie die Kosten der Messungen nach dem Bundes-immissionsschutzgesetz.

5.   DIE KOSTEN
     A) DES BETRIEBS DER ZENTRALEN WARMWASSERVERSORGUNGSANLAGE;
     hierzu gehoren die Kosten der Wasserversorgung entsprechend Nr.2, soweit sie nicht dort bereits berucksichtigt sind und die Kosten der Wassererwarmung entsprechend Nummer 4 Buchstabe a; oder

     B) DER EIGENSTANDIG GEWERBLICHEN LIEFERUNG VON WARMWASSER, AUCH AUS ANLAGEN IM SINNE DES BUCHSTABEN A;
     hierzu gehoren das Entgelt fur die Lieferung des Warmwassers und die Kosten des Betriebs der zugehorigen Hausanlage entsprechend Nummer 4 Buchstabe a; oder

     C) DER REINIGUNG UND WARTUNG VON WARMWASSERGERATEN;
     hierzu gehoren die Kosten der Beseitigung von Wasserablagerungen und Verbrennungsruckstanden im innern der Gerate sowie die Kosten der regelmaBigen Prufung der Betriebsbereitschaft und Betriebssicherheit und der damit zusammenhangenden Einstellung durch einen Fachmann.

6.   DIE KOSTEN VERBUNDENER HEIZUNGS- UND WARMWASSERVERSORGUNGSANIAGEN
     a) bei zentralen Heizungsaniagen entsprechend Nummer 4 Buchstabe a und entsprechend Nummer 2, soweit sie nicht dort bereits berucksichtigt sind; oder

     b) bei der eigenstandig gewerblichen Lieferung von Warme entsprechend Nummer 4 Buchstabe c und entsprechend Nummer 2, soweit sie nicht dort bereits berucksichtigt sind; oder

     c) bei verbundenen Etagenheizungen und Warmwasserversorgungsanlagen entsprechend Nummer 4 Buchstabe d und entsprechend Nummer 2, soweit sie nicht dort bereits berucksichtigt sind.

7. DIE KOSTEN DES BETRIEBS DES MASCHINELLEN PERSONEN- ODER LASTENAUFZUGES Hlerzu gehOren die Kosten des Betriebsstroms, die Kosten der Beautsichtigung, der Bedienung, Uberwachung und Pflege der Anlage, der regelmaBigen Prufung ihrer Betriebsbereitschaft und Betriebssicherheit einschlieBlich der Einstellung durch einen Fachmann sowie die Kosten der Reinigung der Anlage.

8.   DIE KOSTEN DER STRABENREINIGUNG UND MULLABFUHR
     Hierzu gehoren die fur die offentliche StraBenreinigung und Mullabfuhr zu entrichtenden Gebuhren oder die Kosten entsprechender nicht offentlicher MaBnahmen.

9.   DIE KOSTEN DER HAUSREINIGUNG UND UNGEZIEFERBEKAMPFUNG
     Zu den Kosten der Hausreinigung gehoren die Kosten fur die Sauberung der von den Bewohnern gemeinsam benulzten Gebaudetelle, wie Zugange, Flure, Treppen, Keller, Bodenraume, Waschkuchen, Fahrkorb des Aufzuges.

10.  DIE KOSTEN DER GARTENPFLEGE
     Hierzu gehoren die Kosten der Pflege gartnerisch angelegter Flachen einschlieBlich der Erneuerung von Pflanzen und Gaholzen, der Pflege von Spielplatzen einschlieBlich der Erneuerung von Sand und der Pflege von Platzen, Zugangen und Zufahrten, die dem nicht offentlichen Verkehr dienen.

11.  DIE KOSTEN DER BELEUCHTUNG
     Hierzu gehoren die Kosten des Stroms fur die AuBenbeleuchtung und die Beleuchtung der von den Bewohnern gemeinsam benutzten Gebaudetelle, wie Zugange, Flure, Treppen, Keller, Bodenraume, Waschkuchen.

12.  DIE KOSTEN DER SCHORNSTEINREINGUNG
     Hierzu gehoren die Kehrgebuhren nach der maBgebenden Gebuhrenordnung, soweit sie nicht bereits als Kosten nach Nummer 4 Buchstabe a berucksichtigt sind.

13.  DIE KOSTEN DER SACH- UND HAFTPFLICHTVERSICHERUNG
     Hierzu gehoren namentlich die Kosten der Versicherung des Gebaudes gegen Feuer-, Sturm- und Wasserschaden, der Glasversicherung, der
     Haftpflichtversicherung fur das Gebaude, den Oltank und den Aufzug.

14.  DIE KOSTEN FUR DEN HAUSWART
     Hierzu gehoren die Vergutung, die Sozialbeltrage und alle geidwerten Leistungen, die der Eigentumer (Erbbauberechtigte) dem Hauswart fur seine Arbeit gewahrt, soweit diese nicht die Instandhaltung, Instandsetzung, Erneuerung, Schonheitsreparaturen oder die Hausverwaltung betrifft. Soweit Arbelten vom Hauswart ausgefuhrt werden, durfen Kosten fur Arbeitsleistungen nach den Nummern 2 bis 10 nicht angesetzt werden.

15.  DIE KOSTEN
     A) DES BETRIEBS DER GEMEINSCHAFTS-ANTENNENANLAGE; hierzu gehoren die Kosten des Betriebsstroms und die Kosten der regeimaBigen Prufung ihrer Betriebsbereitschaft einschlieBlich der Einstellung durch einen Fachmann oder das Nutzungsentgelt fur eine nicht zur Wirtschaftseinhelt gehorende Antennenanlage; oder

     B) DES BETRIEBS DER MIT EINEM BREITBANDKABEINETZ VERBUNDENEN PRIVATEN VERTEILANLAGE;
     hierzu gehoren die Kosten entsprechend Buchstabe a, ferner die laufenden monatlichen Grundgebuhren fur Breitbandanschlusse.

16.  DIE KOSTEN DES BETRIEBS DER MASCHINELLEN WASCHEINRICHTUNG
     Hierzu gehoren die Kosten des Betriebsstroms, die Kosten der Uberwachung, Pflege und Reinigung der maschinellen Elnrichtung, der regelmaBigen Prufung ihrer Betriebsbereitschaft und Betriebssicherheit sowie die Kosten der Wasserversorgung entsprechend Nummer 2, soweit sie nicht dort bereits berucksichtigt sind.

17.  SONSTIGE BETRIEBSKOSTEN
     Das sind die in den Nummern 1 bis 16 nicht genannten Betriebskosten, namentlich die

     Betriebskosten von Nebengebauden, Anlagen und Einrichtungen.

                                   HAUSORDNUNG

1. Die Mietraume sind sauber und frei von Ungeziefer zu halten. Abfall und Unrat durfen nicht in den Raumen angesammelt werden, sondern sind unverzuglich zu beseitigen.

     Das Reinigen von Gegenstanden darf nur innerhalb der gemieteten Raume geschehen.

2. Der Mieter hat die von ihm ausschlieBlich benutzten Toiletten, Handsteine und Waschbecken sauberzuhalten und etwaige Verstopfungen sofort beseitigen zu lassen. Die installationsgegenstande durfen nur ihrem Zweck gemaB benutzt werden.

3. Wahrend der Heizperiode hat der Mieter dafur Sorge zu tragen, daB auBerhaib der Dienst-und Arbeitszeit die Fenster seiner Raume geschlossen und die Heizkorper so weit angestellt bleiben - bzw. bei eigener Heizungsanlage die Raume so ausreichend beheizt sind -, daB Frostschaden vermieden werden.

4. Ist ein Lastenaufzug vorhanden, so durfen unhandliche und schwere Gegenstande nur damit transportiert werden - nicht uber die Treppen.

5. Aus gewerblicher Tatigkeit anfallendes Verpackungsmaterial darf nicht in die allgemeinen HausmullgefaBe getan werden.

6. Elektrizitats-, Gas- und Wassermesser der Mieter sind innerhalb der gemieteten Raume aufzustellen.

7. Sind SchlieBungszeiten fur die Hausturen festgelegt, so sind diese unbedingt zu beachten.

8. Die Benutzung des Fahrstuhis geschieht auf eigene Gefahr. Die von den zustandigen Uberwachungsorganen erlassenen Betriebsvorschriften sind einzuhalten.

HH, den 29.05 1997 Hamburg, den 29.5. 1997

Unterschrift des Vermieters:        Unterschrift des Mieters:


/s/ Signature Illegible                           /s/ Signature Illegible

---------------------------------            ----------------------------------

Herausgegeben vom Grundeigentumer-Verband Hamburg von 1832 e.V., gemeinsam mit dem Hamburger Kontorhausverband e.V.; Nachdruck und Vervielfaltigung unzulassig.

                                    ANLAGE 2

                                GRUNDRIBZEICHNUNG

                                       MIT

                                FLACHENBERECHNUNG

                                  [Floor Plan]